LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Dennis Marion, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



Dennis Marion
------------------
Dennis Marion


WITNESS my hand and seal this 7 day of September 2001.

WITNESS:

Mellisa ODonnell
-----------------
name Mellisa ODonnell




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Eugene T. Wilkinson, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Eugene T. Wilkinson
    Eugene T. Wilkinson


WITNESS my hand and seal this 13th day of August 2001.

WITNESS:


/s/not legible
name




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Eugene Long, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.




/s/ Eugene Long
    Eugene Long


WITNESS my hand and seal this 10th day of August 2001.

WITNESS:


/s/ Melissa ODonnell
name




                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Reinhard Obermueller, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Reinhard Obermueller
    Reinhard Obermueller


WITNESS my hand and seal this 10th day of August 2001.

WITNESS:


Melissa ODonnell
name




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Stephen R. Herbert, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Stephen R. Herbert
    Stephen R. Herbert


WITNESS my hand and seal this 2nd day of August 2001.

WITNESS:


Elisa Scarazzini
name



                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Jack F. Rockett, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Jack F. Rockett
    Jack F. Rockett


WITNESS my hand and seal this 10th day of August 2001.

WITNESS:


/s/Melissa ODonnell


LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Kevin Walker, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Kevin Walker
    Kevin Walker

DATE: 4-25-02

WITNESS:

/s/ Gail Erickson



                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Christopher Pinkerton, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

Christopher H. Pinkerton
-----------------------------
Christopher H. Pinkerton


WITNESS my hand and seal this 24th day of September 2001.

WITNESS:

Mellisa ODonnell
---------------
name Mellisa ODonnell



LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Gabrielle Matzdorff, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Gabrielle Matzdorff
    Gabrielle Matzdorff

DATE: 4/17/02

WITNESS:

/s/ Brenda R. Hallman
    Brenda R. Hallman

                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Charles Kavitsky, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Charles Kavitsky
    Charles Kavitsky


WITNESS my hand and seal this 10th day of August 2001.

WITNESS:


/s/ not legible
name








                       LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Stephen Blaske, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Stephen Blaske
    Stephen Blaske

DATE: April 17, 2002

WITNESS:

/s/ Michael Spurbeck
    Michael Spurbeck

                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Denise Blizil, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Denise Blizil
    Denise Blizil

DATE: 4/17/02



                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Suzanne Pepin, Secretary and Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Secretary and Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Suzanne Pepin
    Suzanne Pepin

DATE: 4/18/02

WITNESS:

/s/ Jeffery S. Ostrem
    Jeffrery S. Ostrem